UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



        Pursuant to Section 13 OR 15 (d) of the Securities Exchange Act of 1934

Date of the Report (Date of earliest event reported) January 6, 2000


                       UNIVERSAL AMERICAN FINANCIAL CORP.
             (Exact name of registrant as specified in its charter)



              NEW YORK                  #0-11321               11-2580136
      (State of Incorporation) (Commission File Number) (IRS Employer I.D. No.)


             Six International Drive, Suite 190, Rye Brook, NY 10573
                (Address of principal executive offices)     (Zip Code)


Registrant's telephone number, including area code: (914) 934-5200

                       UNIVERSAL AMERICAN FINANCIAL CORP.

                                    FORM 8-K


Item 2.  Acquisition or Disposition of Assets.
         On January 6, 2000, Universal American Financial Corp. ("Universal"), acquired for $ 2.9 million in cash, 809,860 shares of its common stock and certain contingent future cash payments, all of the outstanding shares of
common  stock  of  American   Insurance Administration Group, Inc. ("AIAG"), a
third party administration  company. This acquisition  was effected  pursuant to a Stock Purchase Agreement dated as of January 1, 2000, among Universal, the selling shareholders, AIAG and an affiliate of the selling shareholders. The purchase price was determined by negotiations between Universal and the selling shareholders, who are eight individuals, none of whom is an affiliate of Universal. Certain affiliates of the selling shareholders are under contract to subsidiaries of Universal as general agents for the sale of health and life insurance.
         AIAG  administers   insurance  business  of  two   subsidiaries  of
Universal and for other unaffiliated insurance companies. Universal intends for AIAG to continue to administer this business.
         Universal financed the cash portion of the purchase price from its own working capital resources.

Item 7.  Financial Statements and Exhibits.
Item 7c.  Stock  Purchase   Agreement  among  Universal,   the  selling
shareholders, AIAG and American Insurance Administrators, Inc., dated as of January 1, 2000. (Attached as Annex A)

                                    SIGNATURE
         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    UNIVERSAL AMERICAN FINANCIAL CORP.


                                  By: __________________________________
                                      Robert A. Waegelein, Senior Vice President
                                              Chief Financial Officer

Dated: January 13, 2000

                            STOCK PURCHASE AGREEMENT

                                TABLE OF CONTENTS



1.       PURCHASE AND SALE OF AIAG SHARES......................................1

         1.1      Sale of AIAG Shares..........................................1

         1.2      Purchase of Shares...........................................2

         1.3      Time and place of closing....................................2

         1.4      Delivery of Shares...........................................2



2.       REPRESENTATIONS AND WARRANTIES OF SELLERS.............................3

         2.1      Organization and Standing.  .................................3

         2.2      Corporate Documents..........................................3

         2.3      Capital Stock of the Company.................................3

         2.4      Title........................................................4

         2.5      Financial Statements.........................................4

         2.6      Absences of Liabilities......................................5

         2.7      Absence of Changes...........................................5

         2.8      Administrative Agreements....................................6

         2.9      Conditions Affecting the Company's Business..................7

         2.10     Real property................................................8

         2.11     Personal Property............................................8

         2.12     Tradenames, Trademarks, Copyrights...........................9

         2.13     Litigation and Labor Matters................................10

         2.14     Contracts and Agreements....................................11

         2.15     Taxes.  ....................................................12

         2.16     Insurance Policies..........................................12

         2.17     Authorization and Approvals.................................12

         2.18     Violation of Other Instruments..............................13

         2.19 Sellers' Interest in Creditors..................................14

         2.20     Banks, Safety Deposit Boxes.................................14

         2.21     Powers of Attorney..........................................14

         2.22     Minute Books................................................14

         2.23     Retirement Benefits.........................................14

         2.24     Adequacy of Representations and Warranties..................15

         2.25     Sellers' Investment Representations.........................15

                  (a)      Accredited Investor Status.........................15

                  (b)      Documents and Investigation........................15

                  (c)      Representations and Inducements....................16

                  (d)      Intent.............................................17

                  (e)      Restrictions on Transfer...........................17



3.       REPRESENTATIONS AND WARRANTIES OF BUYER..............................18

         3.1      Organization and Qualification..............................18

         3.2      Conflicting Agreements, By-laws and Charter Provisions......18

         3.3      Authorization and Approvals.................................19



4.       ADDITIONAL COVENANTS AND AGREEMENTS..................................19

         4.1      Access to Premises and Information..........................19

         4.2      Income and Franchise Taxes..................................20

         4.3      Business Records............................................21

         4.4      Responsibility for Prior Operations.........................22

         4.5      Consents and Approvals......................................22

         4.6      Further Assurances..........................................22

         4.7      Condition of Company At Closing.............................23

         4.8      Accounts Receivable.........................................24

         4.9      Lease.  ....................................................25

         4.10     Future Company Management and Restriction on Competition....26

         4.11     Computer Licensing Expense.  ...............................30

         4.12     AIA and TPA Application.  ..................................31

                  4.12.1  TPA Application.....................................31

                  4.12.2  Re-conveyance of Company If AIA Does Not Get
                          TPA License.........................................32

         4.13     Existing Company Employees.  ...............................34

         4.14     Update of Representations and Warranties....................35

         4.15     Seller's Representative.....................................35

         4.16     Joint and Several Obligations of Sellers....................35

         4.17     Ideal and ULICO Over-rides..................................35



5.       CONDITIONS PRECEDENT TO BUYER'S OBLIGATIONS..........................36

         5.1      Performance by Sellers......................................36

         5.2      Truth of Representations and Warranties.....................36

         5.3      Releases and Corporate Records..............................37

         5.4      Opinion of Sellers' Counsel.................................37

         5.5      Absence of Litigation.......................................39

         5.6      Other Agreements............................................40

         5.7      Lack of Governmental Objections.............................40



6.       CONDITIONS PRECEDENT TO SELLERS' OBLIGATIONS. .......................40

         6.1      Performance by Buyer........................................40

         6.2      Truth of Representations and Warranties.....................41

         6.3      Opinion of Counsel..........................................41



7.       DELIVERIES AT CLOSING................................................42

         7.1      Documents Delivered by Sellers.  ...........................43

         7.2      Documents Delivered by Buyer................................44



8.       SURVIVAL OF REPRESENTATIONS, WARRANTIES AND INDEMNIFICATION..........44

         8.1      Indemnification by Sellers.  ...............................45

         8.2      Indemnification by Buyer....................................45

         8.3      Buyer's Procedure...........................................46

         8.4      Sellers' Procedure.  .......................................47



9.       MISCELLANEOUS........................................................48

         9.1      No Broker.  ................................................48

         9.2      Each Party Pays Own Costs.  ................................48

         9.3      Headings....................................................48

         9.4      Entire Agreement.  .........................................49

         9.5      Counterparts................................................49

         9.6      No Third Party Beneficiaries................................49

         9.7      Successors and Assigns......................................50

         9.8      Notices.....................................................50

         9.9      Florida Law.................................................51

         9.10     Exhibits....................................................52

                            STOCK PURCHASE AGREEMENT
                                      Among

                              Daniel Boesch
                              Donald Boesch
                              Gary R. Boesch
                              Kenneth W. Boesch Sr.
                              Leota Boesch
                              Michael Boesch
                              Robert F. Hulett and
                              W. Dennis Pepe

                                 SHAREHOLDERS OF
                               AMERICAN INSURANCE
                           ADMINISTRATION GROUP, INC.,

                       UNIVERSAL AMERICAN FINANCIAL CORP.

                                       and

                  AMERICAN INSURANCE ADMINISTRATION GROUP, INC.

                                       and

                     AMERICAN INSURANCE ADMINISTRATORS, INC.




                             Dated: January 1, 2000

                            STOCK PURCHASE AGREEMENT


         This Stock Purchase Agreement ("Agreement") made as of January 1, 2000, among the parties who are signatories hereto and designated as "Sellers" on the signature page below (called the "Sellers"), AMERICAN INSURANCE ADMINISTRATION GROUP, INC. (the "Company"), and UNIVERSAL AMERICAN FINANCIAL CORP. (the "Buyer"), and AMERICAN INSURANCE ADMINISTRATORS, INC.
         RECITALS:
         A. The Company is a Third Party Administrator ("TPA") of insurance policies, servicing business for a number of insurance companies.
         B. Sellers own of record and beneficially all of the issued and outstanding Shares of the capital stock of the Company (the "AIAG Shares").
         C. Sellers desire to sell the AIAG Shares to Buyer, and Buyer desires to purchase the AIAG Shares from Sellers, upon the terms and conditions set forth below.
         NOW, THEREFORE, in consideration of the premises and mutual covenants, agreements, representations and warranties contained in this Agreement, the parties agree as follows:
1.       PURCHASE AND SALE OF AIAG SHARES.

         1.1 Sale of AIAG Shares. Sellers agree to sell the AIAG Shares and Buyer agrees to purchase the AIAG Shares from Sellers.
         1.2 Purchase of Shares. The purchase price for the AIAG Shares is $5,750,000 (the "Fixed Purchase Price"), the future payments to Sellers, if any, provided for in Sections 4.7, 4.8, and 4.17 below and the rights provided for in
Section 2.11. The Fixed Purchase Price shall be paid at the Closing (as defined below), as follows:
                  (a)      $2,874,997 in cash, plus,
                  (b) $2,875,003 by the issuance and delivery to Sellers of 809,860 Shares of the Common Stock of the Buyer (the "Universal Shares").
The recipients of such cash payment and the name or names in which the Universal Shares shall be registered shall be as specified in writing by Sellers prior to the Closing.
         1.3 Time and place of closing. The closing of the purchase and sale provided for in this Agreement (the "Closing") shall be held at the offices of the Company in Clearwater, Florida, at 11:00 AM on January 6, 2000.

         1.4 Delivery of Shares. At the Closing, Buyer shall deliver to Sellers the cash and the certificate for the Universal Shares as set forth in Section 1.2, and Sellers shall deliver the stock certificates for the AIAG Shares, duly endorsed in blank for transfer or with stock powers attached (duly executed in blank), together will all such other documents as may be required to effect a valid transfer of the AIAG Shares by Sellers of 100% of the issued and outstanding stock of the Company, free and clear of all liens, encumbrances, charges or claims.

2. REPRESENTATIONS AND WARRANTIES OF SELLERS Sellers represent and warrant to Buyer as follows:
         2.1 Organization and Standing. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida, with full power and authority to own, operate and lease its properties and carry on its business as now being conducted.

         2.2 Corporate Documents. Attached as Exhibit A are true and correct copies of the Company's Articles of Incorporation, as amended to date, certified by the Secretary of the State of Florida, and copies of the Company's By-Laws, as amended to date, certified by the Company's Secretary as being complete and correct. There is further attached to Exhibit A, as part thereof, a transcript of the Company's Stock Record Book certified by the Secretary of the Company to be correct and complete to the date thereof. The original such Stock Record Book shall be delivered to the Buyer at the Closing.

         2.3 Capital Stock of the Company. The authorized capital stock of the Company consists only of the 500 shares of Common stock, par value of $1.00 each, of which 500 shares are outstanding, which outstanding shares are the "AIAG Shares". The AIAG Shares are duly authorized, validly issued, fully paid and nonassessable. There are no outstanding options, warrants or agreements of any kind for the issuance or sale of any additional stock of the Company, or obligations of the Company convertible into stock of the Company.
         2.4 Title. The Sellers own the AIAG Shares absolutely, and free of any liens, or changes, and have complete and unrestricted power to sell, convey, assign, transfer and deliver the AIAG Shares to Buyer. Upon delivery of the AIAG Shares to Buyer pursuant to this Agreement, and payment of the Fixed Purchase Price, Buyer will have good, valid and marketable title to all the outstanding Shares of capital stock of the Company, free and clear of any and all liens, encumbrances, options, charges, and adverse claims of any nature.
         2.5 Financial Statements. Attached as Exhibit B are the following documents, collectively referred to as the "Financial Statements":

                  (a) The balance sheets of the Company as of December 31, 1996, 1997, and 1998, and the related statements of income and retained earnings and changes in financial position for the years then ending, including all footnotes, together with the relevant opinion thereon of Ledyard & Ledyard, Independent Certified Public Accountants (the "Financial Statements"); and
                  (b) An unaudited balance sheet of the Company, prepared by management, dated November 30, 1999, with related statements of profit and loss.
The Financial Statements have been prepared in accordance with generally accepted accounting principles, consistently applied, and present fairly the financial position of the Company as of the dates set forth and the results of its operations for the periods indicated.
         2.6 Absences of Liabilities. At the Closing, the Company will have no liabilities or obligations other than (i) those referred to in section 4.7(d),
(ii) obligations under executory contracts incurred as a result of ongoing business with respect to goods or services provided after the Closing, and (iii) those leases listed in Exhibits G, J and O. This paragraph applies whether the liabilities are secured or unsecured, fixed or contingent, disclosed on the November 30, 1999 balance sheet or not so disclosed, actually asserted or threatened. Payroll, accrued vacation pay, fringe benefits, rent, utilities and the like shall be prorated.

         2.7 Absence of Changes. Except as scheduled on Exhibit C and as may be reflected in this Agreement or the other Exhibits hereto, there has not been (i) any material adverse changes in the financial condition or in the operations, business, prospects, properties or assets of the Company since November 30, 1999; (ii) any change in the Company's Articles of Incorporation or By-laws;
(iii) any material damage, destruction or loss to any of the properties or assets of the Company, whether or not covered by insurance, which might adversely affect or impair the ability of the Company to conduct its business;
(iv) any labor trouble or any event or condition of any character related thereto which may materially and adversely affect the Company's business; (v) any contingent liability incurred by the Company as a guarantor or otherwise with respect to the obligations of others; (vi) any mortgage, encumbrance or lien placed upon any of the properties of the Company and which remains in existence on the date of this Agreement or on the Closing Date; (vii) any purchase, sale or other disposition or any other agreement for the purchase, sale or disposition of any of the properties or assets of the Company except in the ordinary course of business; and (viii) any expense or liability incurred by the Company other than those referred to in Section 4.7(d) that would be payable by the Company after the date of the Closing.

         2.8 Administrative  Agreements.  The administrative  service agreements
(i) between the Company and insurers now affiliated with the Buyer, dated March 16, 1998, as amended, (ii) the Company and Idealife Insurance Company and U.S. Health and Life Insurance Company dated September 1, 1997, as amended (the "Idealife Agreement"), and (iii) between the Company and Union Labor Life Insurance Company, Union Standard of America Life Insurance Company, and ULICO Casualty Company dated December 31, 1997, as amended (the "Union Life Agreement") are attached as Exhibits D-1, D-2, and D-3, respectively. Such Exhibits are true and accurate copies and include all modifications or amendments in effect as of the date hereof and there will be absolutely no change in such agreements as of the Closing. Sellers have no knowledge, or reason to believe, that any of the insurers being serviced intend to limit, terminate or breach their agreements, are dissatisfied with their agreements, or that such agreements will not continue in force in accordance with their terms as set forth in Exhibit D-1, D-2 and D-3. The Buyer is aware that all that such agreements are subject to termination by the insurers in accordance with their terms as set forth in Exhibit D-1, D-2 and D -3, but, except for the right to terminate the agreements included in Exhibit D-1 upon a change of control, Seller knows of no facts which would allow termination of any of such agreements other than upon their expiration or by exercise of a right to terminate without cause on specified notice.

         2.9 Conditions Affecting the Company's Business. Exhibit E, attached to this Agreement, sets forth the licenses and approvals as a TPA for the Company and the governmental body or agency granting such license or approval. Except as set forth in Exhibit E, the Company has received no notice that any approval or accreditation as a TPA in any State has been withdrawn, or is under investigation, or inquiry, or threatened in any way. The Company is not in material violation of any ordinance or law with respect to its business or properties.
         2.10 Real property. The Company owns no real property. Attached as Exhibit F is a list of all leases of real property which are used by the Company (including the lease referred to in Section 4.9). Each of the leases set forth in Exhibit F are valid and in full force and effect in accordance with its terms. There is no material default or claimed default by the Company under any of the leases, and to Sellers' knowledge there does not exist any event which, with notice or lapse of time or both, would constitute a material default. No consent of any party to any of such leases is necessary or required upon the transfer of the AIAG Shares from Sellers to Buyer, nor will such transfer of the AIAG Shares give rise to any right on the part of any party to terminate or modify the terms of any such lease.

         2.11 Personal Property. Attached as Exhibit G is a Schedule showing all furniture, fixtures and equipment, including all the computer equipment, used by Company in the operation of its TPA business. The Company will have good and marketable title to all of the personal property set forth in Exhibit G free and clear of all mortgages, security interests, pledges, liens, conditional sales agreements, charges or encumbrances, except that at the Closing, title to (but not immediate possession of) half of the furniture, fixtures and equipment identified on Exhibit G (the "Sellers' Retained Property") shall be transferred to Sellers. Exhibit G identifies the Sellers Retained Property. All of the personal property set forth in Exhibit G shall, except as noted on such Exhibit, be in operating condition at the Closing, and comprises all of the furniture, fixtures and equipment (including computer equipment) used in the conduct of the Company's business. The Company shall have the right to continue to use the Sellers' Retained Property for one (1) year after the Closing, without any payment so long as the Buyer maintains the administrative servicing location within the Ameri-Life Towers, located at 2536 Countryside Blvd, Clearwater, Florida. By the end of the year, the Company shall either, at its election, buy the Sellers' Retained Property for thirty (30%) percent of its original cost, or shall release possession of the Sellers' Retained Property to Sellers.

         2.12 Tradenames, Trademarks, Copyrights. Exhibit H is a true and complete listing of all tradenames, trademarks, service marks, copyrights and the registrations therefor owned or used by the Company and a brief description of each. To the best knowledge of Sellers, the Company has not infringed, and is not now infringing, any trademark, tradename, service mark or copyright belonging to any other person. Except as set forth in Exhibit H, the Company is not a party to any license, agreement or arrangement, whether as a licensor, licensee or otherwise, with respect to any trademark, tradename, service mark or copyright used by the Company. To the best of Sellers' knowledge, except as expressly specified in Exhibit H, the Company's business may be conducted without license by others for the use of any tradename, trademark, service mark or copyright.

         2.13 Litigation and Labor Matters. Except as set forth in Exhibit I, there is no suit, action, arbitration, or legal, administrative or other proceeding or governmental investigation pending or, to the knowledge of Sellers, threatened against the Company. Sellers, shall, through counsel reasonably acceptable to Buyer, whose fees and disbursements shall be paid by Seller, defend the suit disclosed on such schedule, and shall provide the funds for any settlement thereof or to pay any judgement therein. No labor disputes are pending, or to the knowledge of Sellers, threatened, nor is unionization threatened at the Company. The Company is not subject to, nor is there pending, any order, writ, injunction or decree of any federal, state or local court, department or agency or instrumentality in any way adversely affecting the Company. To the best knowledge of Sellers, the Company has complied in all material respects with all applicable laws, rules and regulations relating to the employment of labor, including laws relative to wages, hours and the payment or withholding of taxes for its employees.
         2.14 Contracts and Agreements. Except for agreements listed in other Exhibits, Exhibit J is a complete and accurate list of all agreements, commitments and understandings, written or oral, to which the Company is a party or is bound, including, without limitation, (i) labor union or collective bargaining agreements; (ii) benefit programs for the Company's employees, including retirement, welfare, hospitalization, surgical, dental and major medical group and individual insurance, deferred compensation, bonus, vacation pay, severance pay, or other fringe benefit arrangement, agreement, policy, practice or custom, or (iii) tax sharing.
              Except as set forth in Exhibit J, all the Contracts are presently valid, existing and in full force and effect, and there is no material default or claim of default by any party thereto, or any threatened cancellation thereof known to Sellers. True and complete copies of each of the Contracts have been delivered to the Buyer.

         2.15 Taxes. The Company has paid in full all taxes, interest, penalties or assessments shown to be due on tax returns and reports filed by the Company or claimed in writing by taxing authorities to be due by the Company for all periods through and including December 31, 1999. To the knowledge of Sellers, all tax returns and reports filed by the Company are true and correct in all material respects. To the best of Sellers' knowledge, no governmental agency has or will have any basis for the filing of any tax lien or assessment against any asset of the Company. There is no tax audit pending or scheduled, and the Company's federal income taxes have never been audited.
         2.16 Insurance Policies. Exhibit K of this Agreement is a description of all insurance policies held by the Company concerning its business and properties. The Company has maintained and will maintain such insurance on its business, assets and properties through the Closing.

         2.17 Authorization and Approvals. The Board of Directors and the shareholders of the Company have approved the transactions contemplated by this Agreement, have approved the execution and delivery of this Agreement, and have full power to authorize the consummation of this Agreement without any further corporate authorization. Except for the States in which the Company holds TPA licenses, in which States notification or non-objection may be required to a change in control of the Company, no approval of any federal, state or local authority or administrative agency is necessary to authorize the execution of this Agreement or the consummation of the closing contemplated by this Agreement. This Agreement is a valid and binding agreement of Sellers and the Company in accordance with its terms.
         2.18 Violation of Other Instruments. The execution of this Agreement and the consummation of the transactions contemplated by this Agreement will not result in any of the following:
         (1) the breach of any of the terms or provisions of, the Articles of Incorporation of the Company, the By-Laws of the Company, or any contract or agreement (except for the administrative agreements with companies now affiliated with the Buyer), lease, license, promissory note, conditional sales contract, commitment, indenture, deed of trust, instrument or other agreement to which the Company is a party or by which its property are bound (all of which are collectively referred to as the "Other Instruments"),
         (2) constitute a default, or an event which, with notice or lapse of time or both, would constitute a default under, and such Other Instruments, or

         (3) constitute an event which would permit any party to any of the Other Instruments to terminate or accelerate the termination of such agreement, or result in the creation or imposition of a lien, charge or encumbrance against any asset of the Company.
         2.19 Sellers' Interest in Creditors. Excluding any interest in the Buyer, no Seller, and no spouse or ancestral lineal descendent of any Seller, has any direct or indirect interest in any creditor, competitor, supplier, lessor or customer of the Company, other than the interests set forth in Exhibit L.
         2.20 Banks, Safety Deposit Boxes. Exhibit M lists the names and addresses of all banks or financial institutions in which the Company has an account, deposit or safety deposit box, with the names of all persons authorized to draw on these accounts or deposits or to have access to the boxes.
         2.21 Powers of Attorney. Company does not have nor has it given any outstanding power of attorney.
         2.22 Minute Books. To the best of Sellers' knowledge, the minute books of the Company accurately reflect all actions taken by its shareholders, board of directors and committees at their respective meetings. Sellers will indemnify and hold Buyer harmless from and against any third party liability or claim based upon or resulting from lack of formality or due corporate authorization of actions taken by the Company prior to the Closing.

         2.23 Retirement Benefits. The Company has no obligations under any retirement, pension, profit sharing or deferred compensation plan or program, except as described in Exhibit N. All payments and reports required to be made under, or with respect to, any such plan have been made, and all such plans or programs are in full compliance with applicable laws and regulations.
         2.24 Adequacy of Representations and Warranties. None of the warranties and representations made by Sellers in this Agreement, or in the Exhibits to this Agreement, or in the certificates furnished by Sellers under this Agreement, contains or will contain any untrue statement of a material fact, or omits to state a material fact necessary in order to make the statements contained herein or therein not misleading.
         2.25     Sellers' Investment Representations.
                  (a) Accredited Investor Status. Each of Sellers is an "accredited investor," as that term is defined in ' 230.501(a)(3) of the Regulations of the Securities and Exchange Commission ("SEC").
                  (b) Documents and Investigation. Each of Seller has been:

                       (i) furnished with copies of Buyer's Annual Reports filed
                           with the SEC on Form 10-K as of and for the years ending December 31, 1998, 1997 and 1996; its Quarterly Reports filed with the SEC on Form 10-Q as of and for the quarters ending March 31, June 30 and September 30, 1999; the Proxy Statements and shareholders' reports it distributed to shareholders in 1999, 1998 and 1997; its 8-K Reports dated
                           January 7, 1999 and August 13, 1999; and its Prospectus dated November 23, 1999, (all of which are collectively called "Buyer's Public Documents"); and

                      (ii) afforded the  opportunity  to ask questions of, and
                           receive answers from Buyer or persons acting on its behalf concerning the terms and conditions of the transaction and to obtain any additional information, to the extent Buyer possesses such information or can acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information furnished; and has availed itself of such opportunity to the extent it considers appropriate in order to permit it to evaluate the merits and risks of the proposed transaction.

                  (c) Representations and Inducements. No representations or inducements have been made to Seller to acquire the Universal Shares hereunder, other than those representations made in this Agreement. In making this purchase, each Seller relied only on his own business judgment, Buyer's Public Documents, and the representations made in Article 3, below.
                  (d) Intent. The Universal Shares are being acquired by each Seller solely for his account for investment and not with a view to, or for resale in connection with, any distribution thereof.
                  (e) Restrictions on Transfer. Each Seller has been advised and fully understands the Universal Shares has not been registered with the SEC under the Securities Act of 1933, as amended, and that transfers of such shares of the Universal Shares are restricted. To evidence the restricted nature of their transferability, each certificate to be issued for shares of the Universal Shares Stock will bear a legend substantially as follows:

                                            The   shares   evidenced   by   this
                                    certificate have not been registered under the Securities Act of 1933 ("the Act") and may not be transferred or disposed of except
                                    (i)  pursuant  to a  Registration  Statement
                                    under  the Act  which is then in  effect  or
                                    (ii) if the Corporation receives a written opinion from counsel satisfactory to the Corporation to the effect that such transfer or disposition will not violate the Act.

                           Each Seller agrees that said legend shall remain on said certificates so long as, in the opinion of counsel to Buyer, such legend is necessary to assure compliance with the Securities Act of 1933, as amended.3. REPRESENTATIONS AND WARRANTIES OF BUYER.

         Buyer represents and warrants to Sellers as follows:

         3.1 Organization and Qualification. The Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of New York. The Buyer has full corporate power and authority to own or lease its properties and conduct is business as such properties are owned or as such business is conducted.

         3.2 Conflicting Agreements, By-laws and Charter Provisions. Neither the execution or delivery of this Agreement, or any other document to be delivered pursuant to this Agreement, nor the fulfillment or compliance with the terms and provisions of this Agreement, will conflict with the terms, conditions or provisions of the articles or by-laws of the Buyer or any agreement or instrument to which the Buyer is subject or by which its properties are bound.

         3.3 Authorization and Approvals. The Board of Directors of the Buyer has approved the transactions contemplated in this Agreement, including the issuance and delivery of the Universal Shares, and has authorized the execution and delivery of this Agreement. No further approval or authorization will be necessary nor will the approval of any third person, entity or governmental agency be required for the Buyer to consummate this Agreement. This Agreement is a valid and binding agreement of the Buyer in accordance with its terms.

4. ADDITIONAL COVENANTS AND AGREEMENTS. In addition to the agreements set forth elsewhere in this Agreement, the parties covenants and agree as follows:

         4.1 Access to Premises and Information. Sellers and the Company have permitted Buyer, its authorized representatives and agents, to have full access to the premises and personnel at the Company and to all books, records, properties, contracts and documents of the Company, and have furnished Buyer such financial and operating data and other information with respect to the business and properties of the Company as Buyer has requested. Seller and the Company will continue to allow such access and to furnish such information until the Closing. Any inquiry or investigation made by Buyer independent of this Agreement shall not in any way affect or lessen the representations and the warranties made by Sellers in this Agreement, all of which such representations and warranties shall survive at the Closing.

         4.2 Income and Franchise Taxes. Sellers assume the responsibility for all federal and state income and franchise taxes for all periods prior to January 1, 2000. For all periods prior to January 1, 2000,

                  (a) Sellers shall have the right to control of all examinations with government officials for Company income and franchise tax returns and shall have the responsibility to bear the cost of such examinations;

                  (b) Sellers shall have the right to cause the Company to contest, compromise or pay any alleged claim or deficiency (all at Sellers' expense), provided that any compromise or payment shall not increase the taxes for the Company or Buyer or any affiliate of the Buyer for any period subsequent to December 31, 1999; and

                  (c) Buyer shall provide prompt notice to Sellers of any tax audits or examination or the Company, requests any such audits and examinations, or claims of assessments or deficiencies as to the Company.

         4.3 Business Records. All books and records of the Company now at the Company's premises shall remain in place. All books and records of the Company not in the Company's storage and not physically at the Company's premises at Clearwater, Florida, shall be returned to the Company's premises at that address, or to such other place as shall be designated by Buyer, and shall remain with the Company after the Closing. If the Buyer elects to keep the out-of-office records in the same location as pre-Closing, the Sellers shall deliver sole access to such records to Buyer. Upon reasonable notice, Buyer shall, at no expense to it or the Company, make available to Sellers or any of them, copies of the books and records of the Company that are retained by the Company if Sellers reasonably require such records or copies of such records from and after the Closing Date. If either party, at any time, requires the testimony of the Company's employees, officers or shareholders, the other party shall cooperate fully in making such persons available, including authorization to accountants, attorneys or other to likewise provide such testimony. All books and records of the Company shall either be (i) retained by Buyer for a period not less than five (5) years or such longer period as may be reasonably requested by Sellers or any one of them in writing, or (ii) offered to Sellers by Buyer prior to destruction.

         4.4 Responsibility for Prior Operations. Subject to the time limitations set forth in Article 8 of this Agreement, Sellers shall assume and be solely responsible for any claims, liabilities or obligations, including attorneys fees, arising out of the conduct of the Company's business prior to the Closing, whether or not any such claim, obligation or liability was known to Sellers.

         4.5 Consents and Approvals. Buyer and Sellers shall cooperate in notifying the Insurance Commissioners of States that have issued to the Company TPA licenses and consents of the proposed change in ownership and shall respond promptly to any requests for information relating to such notices.

         4.6 Further Assurances. From time to time, at and after the Closing, at either party's request, without further consideration and without otherwise affecting the indemnities set forth in Article 8, the other party shall execute and deliver at its expense such additional instruments and take such other action (excluding the bringing of suit), as the requesting party may reasonably require to further the purposes and intents of this Agreement.

         4.7 Condition of Company At Closing. It is understood between the parties that on the date of the Closing:

                  (a) The Sellers will have withdrawn all the Company's cash in excess of the amount required to fund the Company's outstanding liabilities as provided in
                           Section 4.7(d);

                  (b) All the off-site records of the Company shall be treated as provided in Section 4.3;

                  (c) Other than for accounts receivable, the Sellers' Retained Property, and cash as discussed in Sections 4.8, 2.11 and 4.7(a), the Company shall retain all its assets as set forth on its November 30, 1999 balance sheet; and

                  (d) There shall be, on the Closing Date, no liabilities whatsoever owed by the Company relating to goods or services received prior to the Closing, including any accrued employee benefits, except to the extent cash remains on hand in the Company to offset any such liabilities. If any such liabilities exist and are known on the Closing Date, there shall be a sufficient amount of cash on hand to satisfy any such liability.

                  (e) To the extent any liabilities relating to the period and activities before January 1, 2000, including, without limitation, (i) tax liabilities; (ii) refunds or credits to parties being serviced by the Company arise or become known after the Closing, the Sellers shall be jointly and severally liable to the Buyer for the amounts of any such liabilities. Any amounts due from Sellers hereunder shall be paid within 5 business days of billing therefore by the Buyer. There shall be an accounting within 15 days of the end of each month until all of the obligations under this Section 4.7 have been discharged, and if there is any money being held by Buyer or the Company in excess of anticipated liabilities, such excess shall be paid to Sellers within 5 business days of the accounting.

         4.8 Accounts Receivable. Buyer shall be liable to Sellers for all recoveries after the Closing on accounts receivables with respect to services performed by the Company before January 1, 2000, which shall be paid to Sellers within 5 business days of receipt. Buyer may apply amounts due to Sellers to offset amounts payable by Seller under Section 4.7(e). All other collections on receivables shall belong to the Company. Neither Buyer nor the Company, however, shall have any obligation to take measures to collect delinquencies on any receivables. Sellers agree that there have been no deposits received or credits given with respect to services to be rendered after December 31, 1999, nor will there be at the time of the Closing. If, however, any such deposits or credits should, in fact, appear after the Closing, Sellers shall promptly on demand pay to the Company all such deposits and credits.

         4.9 Lease. There is attached as Exhibit O a copy of a lease ("Lease") certified by the Sellers to be true and accurate between Boesch Enterprises, Inc.("Lessor") and the Company, for the premises at 2536 Countryside Boulevard, Clearwater, Florida, occupied by the Company. Sellers and Lessor agrees that the Lease shall remain in force and effect, on its existing terms and conditions for the balance of its term, except that after the Closing the Company shall have at any time the right, upon written notice given at least one hundred twenty (120) days prior to the termination date, to cancel and terminate the Lease at its sole discretion and option and to move out, taking with it all its property, without any premiums, penalty, or payment, except for the rent accrued and unpaid rent pro-rated to the date of vacating the premises.

         4.10 Future Company Management and Restriction on Competition. As a material inducement of this Agreement, the Sellers agree that:

         (a) Robert F. Hulett, the President and Chief Executive Officer of the Company, will deliver at closing, a signed contract guaranteeing his continued employment with the Company for a period of not less than two years following the closing date.

          (b)     For one (1) year after the Closing none of Sellers will,
                  or indirectly, administer or service as a TPA any accident or health policies of insurance. As used in this Section 4.10, the following shall be deemed the indirect administration, service, or conduct of business as a TPA:
                  (i) any ownership by any of Sellers or within the Boesch family of any stock or other interest in a corporation or entity licensed as a TPA, including the Company after a
                  reconveyance  under  Section  4.12.2,   below,  and  (ii)  in
                  any way or manner controlling, influencing or having an interest in the business of any TPA. Nothing in this Agreement, however, will limit Sellers' ability (1) to administer insurance other than accident or health policies,
                  (2) have an interest, direct or indirect in a TPA that does not administer accident or health insurance policies, or
                  (3) to have an interest in Buyer. If any of Sellers, directly or indirectly, administer or service as a TPA any accident or health policy of insurance earlier than two (2) years after the Closing, Seller shall notify Buyer in writing and Buyer and the Company shall be relieved of any obligation under Section 4.11 to pay for the USSI (as defined below) secondary license.

  (c) Notwithstanding the restrictions of Section 4.10(b), Sellers may solicit administration of accident or health insurance policies, provided that

                           (i) In each  instance,  before  contracting  for such
                  administration, Seller shall send a written notice (the "Sellers' Notice") to Company (or, if the Company has been reconveyed under Section 4.12.2, the Buyers), setting forth the terms on which Sellers propose to perform such administration, including the terms of any override, to be paid to, or retained by, Sellers with respect thereto. The Seller's Notice shall be in reasonable detail, including a proposed contract.

                           (ii) The Company  (or Buyer)  shall then have 30 days
                  to accept such proposal and to enter into the proposed contract. If such proposal is not accepted, Seller, through an appropriate entity, may, within 90 days after the end of such 30 day period (or the earlier written declination of the offer), either (1) procure another TPA unrelated to Seller to perform the services, on terms not more favorable to the TPA then those offered to the Company (or Buyer), or (2) contract to perform the services themselves, through an appropriate entity, in which case they shall pay to the Company (or Buyer) the override proposed to be paid to Sellers in the Sellers' Notice.

         (d) Neither Sellers nor any affiliates of the Sellers (including the Company after any re-conveyance of the Company under
                  Section 4.12.2), shall at any time, directly or indirectly, hire or engage the services of any person who is an officer or employee of the Buyer or of any affiliate of the Buyer, including, without limitation the Company, or has been such within one (1) year of Closing, unless such officer or employee has been terminated by the Buyer or its affiliates prior to such hiring or engagement.

         (e) Notwithstanding any provision of this Section 4.10, or any other provision of this Agreement, under no circumstances at any time may the Sellers, or any of them, directly or indirectly, ever administer or service any accident or health insurance policies as a TPA or otherwise for, or for the benefit of, any of the Idealife Comppanies, the Union Life Companies, or any affiliate or subsidiary of any of them. The preceding sentence shall not be breached by (1) rendering services to an entity which at the time that Sellers' affiliate began rendering services was not a subsidiary or affiliate of one of the Idealife Companies or the Union Life Companies and subsequently becomes such an affiliate or subsidiary, or (2) rendering services to one or more of the Idealife Companies or an affiliate of subsidiary thereof more than two (2) years after the Company (or any other subsidiary of the Buyer) has ceased to provide TPA services to any of the Idealife Companies or any affiliate o subsidiary thereof or rendering services to one or more of the Union Life Companies or an affiliate of subsidiary thereof more than two (2) years after the Company (or any other subsidiary of the Buyer) has ceased to provide TPA services to any of the Union Life Companies or any affiliate or subsidiary thereof, or (3) Mr. Hulett's services on behal of the Company (while owned by Buyer) or of another subsidiary of Buyer.

         (f) Breach of any of the covenants of this Section 4.10 would irreparably damage Buyer, but such damages would be difficult to determine. Buyer, therefore, shall be entitled to enforce these covenants by temporary, preliminary and permanent injunction, in addition to all other remedies. If, in any action to enforce such covenants, if any aspect of any such covenants is deemed unreasonable, such covenant shall be reformed to eliminate the portions deemed unreasonable and enforced to the extent that it is deemed reasonable.

         4.11 Computer Licensing Expense. If any owner, Lessor, or Licensor of computer software used by the Company demands, within six (6) months after the Closing, an additional licensing or configuration fee, royalty, or other payment of any kind related to this transaction, because a transfer of control of the Company, or otherwise, Sellers agree to make any such payment. Following a period of two (2) years from the Closing, if the Company is no longer using the United Systems and Software ("USSI") insurance administration software system such system will be transferred to AIA. Subject to the provision of Section 4.10(c), Buyer shall negotiate with USSI any fee for allowing such transfer and shall pay any such fee up to a maximum of $19,000. If Sellers so request in writing, Buyers will assist AIA in obtaining a secondary license. If the Company is still using the USSI license at the end of the two (2) years and Sellers has not requested the earlier issuance of a secondary license to AIA, then, Buyer, if requested in writing by Sellers or AIA, will assist AIA in obtaining the secondary USSI license which, except as provided in Section 4.10(c), shall be at the expense of Buyer or the Company in an amount not to exceed $19,000.

         4.12     AIA and TPA Application.

         4.12.1 TPA Application. There is, or will be in existence at the time of the Closing, a Florida corporation named American Insurance Administrators ("AIA"), represented, warranted, and agreed by the Sellers to be wholly owned by the Sellers in the same proportions as the Company. Buyer agrees to attempt to procure, on AIA's behalf, a TPA license in Florida to conduct third party insurance administration. The Buyer and AIA shall equally bear all costs of such application up to a limit of $10,000, thereafter, the Buyer shall bear all subsequent costs of such application, without regard to services rendered in connection with such application by officer(s) or employee(s) of either party or the Company. As a material inducement to Buyer to agree to this Section 4.12, Sellers agree:

                  (a) Sellers shall cooperate in all respects with Buyer and Buyer's representatives in seeking the approval of AIA's TPA licensing.

                  (b) All applications, Buyer's requests for information, and all forms Buyer deems reasonable or necessary to procure the approval, shall be, within five (5) business days, fully and properly executed and responded to by the Sellers.

                  (c) Sellers irrevocably authorize Buyer and its designee as their representative to deal on their and AIA's behalf with the Florida Insurance Department to procure AIA's TPA license. Sellers and AIA agree to cooperate with the Florida Insurance Department and to comply with all reasonable requests made by, or conditions imposed by, the Florida Insurance Department. All Department's communications that may be received by Sellers or AIA shall be immediately delivered to Buyer or its designee.

         4.12.2  Re-conveyance of Company If AIA Does Not Get TPA License.

                   (a) In the event a TPA license is not procured for AIA within one (1) year of the Closing of this Agreement, Buyer agrees that it will, if Sellers have fully complied with all the terms of this Agreement, for no further consideration, but subject only to lack of objection by the Florida Insurance Department, re-convey to Sellers the Sharesof the Company purchase hereunder. Such re-conveyance shall be made at Sellers' written demand, delivered to Buyer within thirty (30) days after the expiration of the aforementioned one (1) year period, Buyer shall have sixty (60) business days after receipt of such demand to deliver to Sellers the reconveyance of the Shares of the Company. It is understood that prior to reconveying the Company's Shares to Sellers, Buyer shall transfer to itself or its designees all the assets and liabilities of the Company, including, without limitation, its interest in each of the Company's Administrative Agreements
                          (attached as Exhibits D-1, D-2 and D-3,) that may then
                           be in force in the Company, in the USSI license agreement, if the Company is still using the USSI system, and in Mr. Hulett's employment agreement. The Sellers shall cooperate in all ways to implement such transfer, whenever called upon, whether or after the re-conveyance of  the  Company's Shares.
                           After  any   re-conveyance,   all accounts receivable
                           for services performed after January 1, 2000 will be the property of the Buyer whenever collected by the Company. It is the understanding of the parties that the only asset remaining in the Company, upon the re-conveyance, will be its TPA license, and that the Buyer does not guarantee its endurance.

                  (b) Buyer does not guarantee that AIA will receive a TPA license.

         4.13 Existing Company Employees. Buyer agrees that it will cause the Company to retain as employees all those people who were employees of the Company on the Closing Date for a minimum period of sixty (60) days at their existing salaries, with their existing insurance and vacation benefits, and subject to normal salary increments on each employee's anniversary date. The Company may terminate any such employees after the end of the 60 days. The Seller represents that the Company is not now over staffed and that no employee has any severance pay entitlement beyond the Company's practice of paying two weeks salary in lieu of notice and accrued vacation pay.

         4.14 Update of Representations and Warranties. The parties agree that all representations and warranties made in this Agreement will be true and complete on the Closing Date of this Agreement as if made and delivered on the Closing Date, except as otherwise specifically provided.

         4.15 Seller's Representative. The Sellers irrevocably designate Robert Hulett as their attorney-in-fact and representative to receive all notices hereunder, accept all payments, give all instructions to Buyer, furnish information to Buyer, make all demands, and take all actions on behalf of the Sellers, all as if each of the Sellers had taken such actions by himself or herself.

         4.16 Joint and Several Obligations of Sellers. All obligations and liabilities of the Sellers under this Agreement shall be joint and several.

         4.17 Ideal and ULICO Over-rides. The Buyer agrees that, as part of the purchase price, it will pay, or cause to be paid, to Sellers one (1%) percent of the earned premiums on which the Company earns fees during the three (3) years after the Closing for administrative services rendered after the Closing by the Company (or to Buyer or an affiliate of Buyer), pursuant to the Idealife Agreement and the Union Life Agreements, respectively, provided, however, that such payments continue for three (3) years only so long as both of those administrative agreements remain in force. Buyer has no obligation to continue either of such agreements in force or to agree to any modifications or amendments to either of them.

5.       CONDITIONS PRECEDENT TO BUYER'S OBLIGATIONS.

         The obligations of Buyer to sell and transfer the Shares are subject to the satisfaction, at or before the Closing, of all the following conditions set forth below in this paragraph. Buyer may waive any or all of these conditions in whole or in part without prior notice.

         5.1 Performance by Sellers. Sellers shall have performed, satisfied and complied with all covenants, agreements and conditions required by this Agreement to be performed or complied with by them on or before the Closing.

         5.2 Truth of Representations and Warranties. The representations and warranties set forth in Article 2 shall be true and complete as of the date hereof and as of the Closing.

         5.3 Releases and Corporate Records.  Sellers shall deliver to Buyer:

                  (a) General Releases by all officers, directors and shareholders of the Company of any liability of the Company to them or any claim which they may have against the Company; and

                  (b) The minute books, stock record books and corporate seal of the Company.

         5.4 Opinion of Sellers' Counsel. Buyer shall receive from counsel for Sellers an opinion, dated the Closing Date, in form and substance satisfactory to Buyer and its counsel, to the following effect:

                  (a) The Company is a corporation duly organized, valid and existing in good standing under the laws of the State of Florida, with full power and authority to own and lease its properties and conduct its business as now being conducted.

                  (b) The Company's outstanding stock consists of 500 Shares of Common Stock, par value of $1.00, of which 500 Shares are duly and validly issued, outstanding, fully paid and non-assessable. There are no outstanding options, rights or convertible securities of the Company.

                  (c) To the best of such counsel's knowledge, Sellers have complete and unrestricted power to sell, convey, assign, transfer and deliver the Shares to Buyer; such transfer will pass to Buyer good, valid and marketable title to the Shares, free and clear of all liens, pledges, options, charges and adverse claims of every nature whatsoever.

                  (d) The execution, delivery and performance of the Agreement by Sellers and the Company (i) has been duly authorized by all necessary corporate action,
                           (ii) does not violate any provision of the law or the articles of incorporation or bylaws of the Company, and (iii) to the best of such counsel's knowledge, will not result in a breach in, or cause a default under, any indenture, agreement or instrument to which the Company is a party or is bound.

                  (e) This Agreement has been duly and validly executed and delivered by Sellers and the Company and is binding and valid on each of them in accordance with its terms, except as such terms may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws affecting the rights of creditors generally.

                  (f) Except as set forth in this Agreement or in the Exhibits to this Agreement, such counsel does not know of any suit, action, arbitration or legal, administrative or other proceeding or governmental investigation pending or threatened against or affecting the Company, its business or properties.

                  (g) Their opinion as to such other matters relating to the transactions contemplated by this Agreement as may be reasonably requested by Buyer.

                  In rendering the foregoing opinion, such counsel may, when reasonable, state their opinion on specific matters of fact to the best of their knowledge, and to the extent they deem such reliance proper, they may rely on certificates of public officials and officers of the Company and the Sellers. Copies of any such certificates shall be delivered to the Buyer and its counsel.

         5.5 Absence of Litigation. No action or other litigation pertaining to the transaction contemplated by this Agreement or to its consummation shall be instituted or threatened on or before the Closing.

         5.6 Other Agreements. All other agreements and covenants referred to in
Section 4 of this Agreement shall have been executed or satisfied by Sellers and the Company.

         5.7 Lack of governmental objections. No insurance regulators having or asserting jurisdiction over the Company as a TPA shall have objected to the change of control of the Company contemplated hereby.

6.       CONDITIONS PRECEDENT TO SELLERS' OBLIGATIONS.

         The obligations of Sellers to sell and transfer the Shares are subject to the satisfaction, at or before the Closing, of all the following conditions set forth below in this Article. Sellers may waive any or all of these conditions in whole or in part without prior notice.

         6.1 Performance by Buyer. Buyer shall have performed, satisfied and complied with all the covenants, agreements and conditions required by this Agreement to be performed and complied with by Buyer on or before the Closing.

         6.2 Truth of Representations and Warranties. The representations and warranties set forth in Article 3 shall be true and complete as of the date hereof and as of the Closing.

         6.3 Opinion of Counsel. Buyer shall have furnished Sellers with an opinion, dated at Closing, of counsel for Buyer, in form and substance satisfactory to Sellers and their counsel, to the effect that:

                  (a) Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of New York, with full power and authority to perform its obligations under this Agreement.

                  (b) All corporate proceedings required by law or by the provisions of this Agreement to be taken by Buyer on or before the Closing in connection with the execution and delivery of this Agreement have been duly and validly taken.

                  (c) The execution and delivery of this Agreement by Buyer has been duly authorized by all necessary corporate action, and Buyer has the full corporate power and authority to perform its obligations to be performed by it pursuant to this Agreement and the other documents and agreements executed concurrently with this Agreement.

                  (d) The Universal Shares payable under Section 1.2 when issued in accordance with its terms, will be validly authorized, duly issued, fully paid and non-assessable.

                  (e) This Agreement has been duly and validly executed and delivered by Buyer and is binding and valid on Buyer in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws affecting the rights of creditors generally.

                  In rendering the foregoing opinion, such counsel may, when reasonable, state their opinion on specific matters of fact to the best of their knowledge, and to the extent they deem such reliance proper, they may rely on certificates of public officials. Copies of any such certificates shall be delivered to the Sellers and their counsel.

7.       DELIVERIES AT CLOSING.

         The following actions shall take place at the Closing, all of which shall be deemed to be delivered simultaneously:

         7.1 Documents Delivered by Sellers. On the Closing Date and at the Closing, Sellers shall deliver or cause to be delivered to Buyer the following instruments:

                  (a) Certificates representing the AIAG Shares as provided in Section 1.4.

                  (b) A certificate signed by the Sellers' Representative on behalf of each Seller, confirming that the conditions of Sections 5.1 and 5.2 have been satisfied.

                  (c)      EMPLOYMENT AGREEMENT

                           The Employment agreement as defined in section 4.10(a) by and between Robert F. Hulett, President and Chief Executive Officer of the Company, and the Company, providing for Mr. Hulett's continued employment by the Company for a period of not less than two years following the Closing.

                  (d)      The General Releases described in Section 5.3(a).

                  (e) The minute books, stock record books, corporate seals and other corporate instruments of the Company as described in Section 5.3(b).

                  (f)      The opinion of counsel referred to in Section 5.4.

           7.2 Documents Delivered by Buyer. Buyer shall deliver to Sellers the following:

                  (a)      Buyer's cash in the sum of $2,874,997 as provided by
                           Section 1.2.

                  (b) Certificate for the Universal Shares as provided in Section 1.2.

                  (c) A certificate of an executive officer of Buyer that the conditions of Sections 6.1 and 6.2 have been satisfied.

                  (d)      The opinion of counsel referred to in Section 6.3.

8.        SURVIVAL OF REPRESENTATIONS, WARRANTIES AND INDEMNIFICATION

         All statements contained in any exhibit, document, certificate or other instrument delivered by or on behalf of any party to this Agreement, or in connection with the transactions contemplated by this Agreement, shall also be deemed to be representations and warranties made pursuant to this Agreement, but limited as specifically provided by the terms hereof. All representations and warranties shall survive for a period of one (1) year from the Closing when they shall terminate, unless notice in writing of breach thereof was given prior to termination, except that representations and warranties as to (i) as to title in section 2.4 will survive for three (3) years and (ii) taxes set forth in Section
2.15 shall survive until six (6) months after the expiration of the statute of limitations period for the tax returns for which such representations and warranties relate.

         8.1 Indemnification by Sellers. Except as otherwise expressly provided for in this Agreement and subject to the requirements of Section 8.4 and the other conditions and limitations expressly set forth in this Section 8, Sellers agree to indemnify, defend and hold the Company and Buyer harmless from and against any and all claims, demands, losses, expenses, costs, obligations, damages, liabilities, including interest, penalties and reasonable attorneys fees (including appellate fees and costs), which they, or any of them, may incur, suffer or sustain, which arise, result from or relate to any breach of or failure by Sellers to perform any of their representations, warranties, covenants or agreements under this Agreement or in any Exhibit to this Agreement.

         8.2 Indemnification by Buyer. Except as otherwise expressly provided for in this Agreement, and subject to the requirements of Section 8.3, and the other conditions and limitations expressly set forth in this Section 8, Buyer agrees to indemnify, defend and hold Sellers harmless from and against any and all claims, demands, losses, expenses, costs, obligations, damages, liabilities, including interest, penalties and reasonable attorneys fees (including appellate fees and costs), which they, or any of them, may incur, suffer or sustain which arise, result from or relate to (i) any breach of, or failure by Buyer to perform, any of Buyer's representations, warranties, covenants or agreements under this Agreement, or (ii) the operation of the Company's business after the Closing.

         8.3 Buyer's Procedure. Buyer shall promptly and timely notify Sellers in writing of the existence of any claim, liability, suit, demand or other matter to which Buyer claims Sellers' indemnification obligations apply, including in such notice reasonable specificity as to the nature and amount of Buyer's claim under Sellers' indemnification, and shall give Sellers a reasonable opportunity to defend (including the right to compromise, adjust or settle) the same at its own expense, with counsel of its own selection, in the name of the Company or otherwise, as Sellers elect; provided Buyer, at all times, has the right to participate fully in the defense at Buyer's own expense. If, within 30 days or such lesser period of time after written notice as is specified in such notice and is reasonable under the circumstances, Sellers fail to defend, Buyer has the right, but not the obligation to undertake the defense of, and compromise or settle, the claim or other matters on behalf and for the account and at the risk of Sellers, if Sellers would have the responsibility to indemnify under this section. If the claim is one that cannot by its nature be defended solely by Sellers without the assistance of Buyer, Buyer shall make available all information and assistance (at Sellers' expense) that Sellers may reasonably request.

         8.4 Sellers' Procedure. Sellers shall promptly and timely notify Buyer in writing of the existence of any claim, liability, suit, demand or other matter to which Sellers claim Buyer's indemnification obligations apply, including in such notice reasonably specificity as to the amount and nature of Sellers' claim under Buyer's indemnification, and shall give Buyer a reasonable opportunity to defend (including the right to compromise, adjust or settle) the same at its own expense, with counsel of its own selection, in the name of Sellers or otherwise, as Buyer elects; provided Sellers, at all times, have the right to participate fully in the defense at Sellers' own expense. If, within 30 days or such lesser period of time after written notice as is specified in such notice and is reasonable under the circumstances, Buyer fails to defend, Sellers shall have the right, but not the obligation, to undertake the defense of, and compromise or settle the claim or other matters on behalf of, and for the account and at the risk of Buyer, if Buyer has the responsibility to indemnify under this Section. If the claim is one that cannot by its nature be defended solely by Buyer without the assistance of Sellers, Sellers shall make available all information and assistance (at Buyer's expense) that Buyer may reasonably request.

9.       MISCELLANEOUS

         9.1 No Broker. Each of the parties represents and warrants that it has dealt with no broker or finder in connection with any of the transactions contemplated by this Agreement, and, insofar as it knows, no broker or other person is entitled to any commission or finders' fee in connection with any of these transactions.

         9.2 Each Party Pays Own Costs. Each of the parties shall pay all costs and expenses incurred or to be incurred by it in negotiating and preparing this Agreement and in closing and carrying out the transactions contemplated by this Agreement.

         9.3 Headings. The subject headings of the paragraphs and subparagraphs of this Agreement are included for the purposes of convenience only and shall not affect the construction or interpretation of any of its provisions.

         9.4 Entire Agreement. This Agreement constitutes the entire agreement between the parties pertaining to the subject matter contained in it and supersedes all prior and contemporaneous agreements, representations and understandings of the parties. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by all of the parties or their Representative pursuant to Section 4.15. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions, whether or not similar, nor shall any waiver constitute a continuing waiver. No waiver shall be binding unless executed in writing by the party making the waiver.

         9.5 Counterparts. This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         9.6 No Third Party Beneficiaries. Nothing in this Agreement, whether express or implied, is intended to confer any rights or remedies under or by reason of this Agreement on any persons other than the parties to it and their respective successors and assigns. Nothing in this Agreement is intended to relieve or discharge the obligation or liability of any third persons to any party to this Agreement, nor shall any provision give any third persons any right of subrogation or action over against any party to this Agreement.

         9.7 Successors and Assigns. This Agreement shall be binding on, and shall inure to the benefit of, the parties to it and their respective heirs, legal representatives, successors and assigns. Buyer may assign all its right, title and interest under this Agreement to a wholly-owned subsidiary corporation of Buyer. No such assignment by Buyer to its wholly-owned subsidiary shall relieve Buyer of any of its obligations or duties under this Agreement.

         9.8 Notices. All notice, requests, demands and other communications under this Agreement shall be in writing and shall be deemed to have been duly given on the date of service if served personally on the party to whom notice is to be given, or if mailed to a party to whom notice is to be given, registered or certified mail, postage prepaid, or sent by recognized overnight delivery service, upon receipt, unless the person addressed avoids delivery, in which case the notice shall be effective when delivery is first attempted during normal business hours. Such notice shall be addressed to Buyer and Sellers as set forth below:



         Buyer:


                           Mr. Richard A. Barasch
                           Universal American Financial Corp.
                           6 International Drive, Suite 190
                           Rye Brook, New York  10573

                           Telephone No.:    (800) 243-9214

                           Mr. Gary W. Bryant
                           American Pioneer Life Insurance Co.
                           600 Courtland Street
                           Orlando, Florida  32804

                           Telephone No.:  (800) 538-1053
                           Telephone No.:  (407) 628-1776 x 111



with a copy each to:

                           Bertram Harnett, Esq. and
                           Irving I. Lesnick, Esq.
                           Harnett Lesnick & Ripps P.A.
                           150 East Palmetto Park Road, Suite 500
                           Boca Raton, Florida  33432-4832
                           Telephone No.:  (561) 368-1995


         Sellers:

                           Mr. Gary Boesch
                           2536 Countryside Blvd., 6th Floor
                           Clearwater, Florida 33763
                           Telephone No.: 727-726-0726


                           Mr. Robert Hulett, President
                           American Insurance Administration Group, Inc. 2536 Countryside Blvd., 5th Floor
                           Clearwater, Florida  33763

                           Telephone No:  (800) 554-8744 x 205



Any party may change its address for purposes of this paragraph by giving the other party written notice of the new address in the manner set forth above.

         9.9 Florida Law. This Agreement shall be construed in accordance with, and governed by, the laws of the State of Florida.

         9.10 Exhibits. The following Exhibits are hereby incorporated by reference into the Agreement. Set forth below are the Exhibits and the Sections to which they relate:



    EXHIBIT                         TITLE                      SECTION
------------------ --------------------------------------- ----------------
       A           Corporate Documents                           2.2
------------------ --------------------------------------- ----------------
       B           Financial Statements                          2.5
------------------ --------------------------------------- ----------------
       C           Absence of Changes                            2.7
------------------ --------------------------------------- ----------------
      D-1          Administrative Agreements                     2.8

      D-2

      D-3
------------------ --------------------------------------- ----------------
       E           Conditions Affecting the Company's            2.9
                   Business
------------------ --------------------------------------- ----------------
       F           Real Property                                2.10
------------------ --------------------------------------- ----------------
       G           Personal Property                            2.11
------------------ --------------------------------------- ----------------
       H           Tradenames, Trademarks, Copyrights           2.12
------------------ --------------------------------------- ----------------
       I           Litigation and Labor Matters                 2.13
------------------ --------------------------------------- ----------------
       J           Contracts and Agreements                     2.14
------------------ --------------------------------------- ----------------
       K           Insurance Policies                           2.16
------------------ --------------------------------------- ----------------
       L           Sellers' Interest in Creditors               2.19
------------------ --------------------------------------- ----------------
       M           Banks, Safety Deposit Boxes                  2.20
------------------ --------------------------------------- ----------------
       N           Retirement Benefits                          2.23
------------------ --------------------------------------- ----------------
       O           Lease                                         4.9
------------------ --------------------------------------- ----------------

         Executed on the date first written above.

                                            Sellers:



                                              ---------------------------------

                                               Daniel Boesch

                                              ---------------------------------

                                               Donald Boesch

                                              ---------------------------------

                                               Gary R. Boesch

                                              ---------------------------------

                                               Kenneth W. Boesch Sr.

                                              ---------------------------------

                                               Leota Boesch

                                              ---------------------------------

                                               Michael Boesch

                                              ---------------------------------

                                              Robert F. Hulett

                                              ---------------------------------

                                               W. Dennis Pepe

                                     Buyer:


                                    UNIVERSAL AMERICAN FINANCIAL CORP.


                                    By:   s/  Gary W. Bryant
                                          ------------------------
                                              Gary W. Bryant
                                          ------------------------
                                              [Print Name]



                                          its Senior Vice President
                                          -------------------------
                                                 [Title]



                                    Company:

                                    AMERICAN INSURANCE ADMINISTRATION
                                    GROUP, Inc.


                                    By:   s/ Robert Hulett
                                          -----------------
                                          Robert Hulett
                                          -----------------
                                             [Print Name]



                                          its President
                                          -----------------
                                               [Title]

Agreed as to Paragraph 4.9



Lessor:


BOESCH ENTERPRISES INC.



By:    s/ Gary Boesch
       -----------------
          Gary Boesch
       -----------------
         [Print Name]


       its President
       -----------------
          [Title]



Agreed as to Paragraphs 4.12 and 4.13



AMERICAN INSURANCE ADMINISTRATORS, INC. ("AIA")


By:  s/ Gary Boesch
     ------------------
        Gary Boesch
     ------------------
       [Print Name]


      its President
     ------------------
         [Title]